                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

          Date of Report (Date of earliest event reported) December 17, 1996
                                                           ------------------


                            COSTA RICA INTERNATIONAL, INC.
                            ------------------------------
                   formerly known as QUANTUM LEARNING SYSTEMS, INC.
                   ------------------------------------------------
                (Exact Name of Registrant as specified in its charter)




      Nevada                    0-18222                 87-0432572
----------------               -----------            ---------------
 (State or other               (Commission            (IRS Employer
 jurisdiction                  File Number)            Identification
 of incorpor-                                          No.)
 ation)


                            Suite 301, 2525 S.W. 3rd Ave.
                                 Miami, Florida 33129
                                 --------------------
                  (Address of principal executive offices, zip code)



                                    (305) 365-5820
                                    --------------
                 (Registrant's telephone number, including area code)


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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          Not Applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.
          Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          The Registrant has applied with the Internal Revenue Service to change its fiscal year from June 30th to September 30th, effective with the September 30, 1996 fiscal year end.

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable


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                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 COSTA RICA INTERNATIONAL, INC.


                                 By:  ///signed///
                                    --------------------------------
                                    Calixto Chaves Zamora
                                    Chairman


Dated: December 17, 1996